Discontinued Operation (Details)	Jan. 02, 2020
Discontinued Operations and Disposal Groups [Abstract]
Ownership interest in reit, description	Beijing REIT signed a share transfer agreement with a third party - Hebei Huishitong Techonology Inc. (“Huishitong”) to sell 100% ownership interest in Gu’an REIT to Huishitong for a cash consideration of RMB 39.9 million (approximately $5.7 million). As of December 31, 2019, the Company received RMB 9.7 million ( approximately $1.5 million ) from Huishitong as an acquisition deposit. In 2020, the Company received an additional RMB 26.6 million (approximately $4.1 million). Pursuant to the supplemental share transfer agreement, Huishitong shall make the remaining payment of RMB 3.6 million (approximately $0.6 million) to the Company before June 30, 2021. The Company recorded a gain from the disposition of $2,231,270 for the year ended December 31, 2020.